UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2008

AMEREX GROUP, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-13118	20-4898182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria Avenue, Tulsa, Oklahoma 74106
 (Address of principal executive offices) (Zip Code)

Copies to:
Gregory Sichenzia, Esq.
Andrew Smith, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 3, 2008, the Company met and, in the next 30 days the Company intends to meet, with potential investors.  In connection with such meetings, the Company has presented or intends to present the presentation materials attached hereto as Exhibit 7.1.  The presentation materials are being disclosed through this Form 8-K to insure that the information being disclosed to the potential investors is publicly disclosed information available to all current and potential investors.

Item 9.01  Exhibits.

Exhibit	Description
7.1	Materials presented to potential investors on September 3, 2008, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEREX GROUP, INC.

Dated: September 8, 2008	By:	/s/ Stephen K. Onody
	Name:	Stephen K. Onody
	Title:	Interim Chief Executive Officer